EXHIBIT 99.1

       CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF SUMMIT BANCSHARES, INC.

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K (the "Form 10-K") for the year ended December 31, 2002 of Summit Bancshares, Inc. (the "Issuer").

I, Philip E. Norwood, the Chairman, President, and Chief Executive Officer of the Issuer certify that:

      (i) the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m(a) or 78o(d)); and
      (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:   March 22, 2003

                                              /s/ Philip E. Norwood
                                              ----------------------------------
                                     Name:    Philip E. Norwood
                                     Title:   Chairman, President and CEO

Subscribed and sworn to before me on this 22nd day of March 2003.

                                              /s/ Karen S. Appel
                                              ----------------------------------
                                     Name:    Karen S. Appel
                                     Title:   Notary Public

My commission expires:  August 5, 2006